UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital, Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Small/Mid-Cap Growth Fund

Fiera Capital Global Equity Focused Fund

Fiera Capital International Equity Fund

Each, a series of Fiera Capital Series Trust

Annual Report

March 31, 2018

Fiera Capital Series Trust

Table of Contents

Management Discussion and Fund Performance
Small/Mid-Cap Growth Fund	2
Global Equity Focused Fund	5
International Equity Fund	8
Portfolio Composition	10
Schedule of Investments	11
Statements of Assets and Liabilities	15
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to the Financial Statements	26
Results of the Special Meeting of Shareholders	35
Report of the Independent Registered Public Accounting Firm	36
Expense Example	37
Additional Information	39
Approval of Investment Advisory Agreement	42
Privacy Notice	44

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance March 31, 2018 (Unaudited)

March 31, 2017 – March 31, 2018

For the period April 1, 2017 to March 31, 2018, the Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”) returned +23.24% for the Institutional Class and for the period ended February 12, 2018 (inception date) to March 31, 2018, +3.97% for the Investor Class (net of fees). The Fund outperformed its category benchmark, the Russell Midcap Growth Index, which returned +19.74% and underperformed the Russell 2500 Growth Index (“Russell 2500 Growth”), which returned +19.92%, for the same period.

Investment Philosophy

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and growing rapidly to those that are more established can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time. In addition, we believe the SMID style provides the opportunity to invest in higher growth companies and capture a longer period of growth as these companies mature.

Market Review and Positioning

2017 was a banner year for equity markets. For the first time ever, broader equity indices had a 100% batting average, having posted a positive total return every month. The previous closest “perfect” year was 1995 (every month in 1995 was positive except for October). The equity market return in 1996, following the almost perfect year was 23%. Following is a brief review of each of the quarters for the fiscal year ended March 31, 2018.

From April 1 – June 30, 2017, positive returns were driven by stabilizing commodities and synchronized global growth which provided a tailwind to the markets. Healthier industrial activity coupled with a weakening dollar helped major emerging markets pull out of a two year slump and the world’s most powerful economies finally showed signs of escaping the remnants of the financial crisis, all of which - at least temporarily - offset the deferral of the Trump administration’s pro-growth strategies.

For June 30 – September 30, 2017, the strength in the markets was driven by continued strong earnings growth and a benign interest rate environment. Restrained capital spending growth had resulted in strong cash flow margins in corporate America, thus boosting earnings growth. At the end of Q2, earnings growth was 3-4x the growth of capital spending. This environment was very positive for Technology, Financials, Materials and Energy. During this period we harvested some multi-year winners by either paring them back (Mercadolibre, Inc. (2.3% of the Fund), Arista Networks, Inc. (2.8% of the Fund)) or eliminating (Align Technology, Inc. (0.0% of the Fund), IDEXX Laboratories, Inc. (0.0% of the Fund), First Republic Bank/CA (0.0% of the Fund)) them from the portfolio. We also completed moving away from exposure to the bricks and mortar retailing (eliminated Foot Locker, Inc. (0.0% of the Fund), Williams-Sonoma, Inc. (0.0% of the Fund), Michaels Companies, Inc. (0.0% of the Fund)) which face long-term headwinds. Our exposure increased in housing stocks and in live experiences (Live Nation Entertainment, Inc. (2.0% of the Fund), Vail Resorts, Inc. (1.2% of the Fund) and Hilton Grand Vacations, Inc. (1.3% of the Fund)). Performance was driven by strength in stock selection within Information Technology followed by our underweight and stock selection within Consumer Staples. Leading contributors were China Lodging Group, Ltd. (2.0% of the Fund), Arista Networks, Inc. (2.8% of the Fund), Align Technology, Entegris, Inc. (1.9% of the Fund) and United Rentals, Inc. (2.5% of the Fund). Primary detractors were stock selection in Healthcare and Industrials. Specifically, Foot Locker, DexCom, Inc. (0.0% of the Fund), Westinghouse Air Brake Technologies Corporation (0.0% of the Fund), Sabre Corporation (0.0% of the Fund), and Hawaiian Holdings, Inc. (0.0% of the Fund) all detracted from performance.

Equity markets continued the upward trajectory from September 30 - December 31, 2017, with all major indices in positive territory. The S&P 500 and Nasdaq returned 6.6% and were trounced by the Dow Jones at 10.9%. The Russell 2500 Growth Index returned 6.3% which was ahead of the Russell 2000 Growth Index at 4.6%. Clearly the larger market cap indices outperformed the smaller indices during the quarter. From a style perspective, Growth continued to outpace Value with Russell 1000 Growth returning 7.9% while the Russell 1000 Value returned 5.3%. The quarter was punctuated by optimism about the pro-growth policies embraced by the administration including lower taxes for corporations, a less onerous regulatory environment, a benign inflation outlook and, finally, a strong earnings picture. No significant structural changes were made to the portfolio during the quarter. We added to three existing positions (Axalta Coating Systems, Ltd (1.2% of the Fund), Broadridge Financial Solutions, Inc. (2.4% of the Fund), and Crane Co. (1.5% of the Fund), while taking profits in four (Xylem, Inc. (0.0% of Fund), Gartner, Inc. (0.0% of Fund), Broadsoft, Inc. (0.5% of the Fund) – being acquired by

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2018 (Unaudited)

Cisco, and Align Technology). In addition, we initiated positions in Graco, Inc. (1.7% of the Fund), Nutanix, Inc. (2.5% of the Fund), Liberty Media Corp. – Liberty Formula One (0.9% of the Fund), Lions Gate Entertainment Corp. (0.6% of the Fund) and Tractor Supply Co (1.3% of the Fund). Strong stock selection in Technology, Industrials, Energy, and Real Estate drove the portfolio’s outperformance in the fourth quarter. Top contributors included Align Technology, Arista Networks, United Rentals, GrubHub, Inc. (2.0% of the Fund) and Nutanix. Also contributing was the overweight to Consumer Discretionary and the underweight in Health Care, Real Estate and Telecommunications. Stock selection in Health Care, Consumer Discretionary and Financials negatively impacted performance. Specific detractors included Medidata Solutions, Inc. (0.0% of the Fund), Tesaro, Inc. (0.3% of the Fund), Advanced Energy Industries, Inc. (1.0% of the Fund), Momenta Pharmaceuticals, Inc. (0.7% of the Fund), and CSRA Inc. (0.0% of the Fund)

The US equity markets saw their multi-quarter winning streak come to an end in the December 31, 2017 – March 31, 2018 period. The strong stock market-performance of 2017 carried over into the New Year, with the performance in January the best it had been in 20 years. While broader indices such as S&P 500 and Russell 1000 all ended the quarter in negative territory for the first time since 2015 (-0.76% and -0.7% respectively), Small and Mid-Cap indices fared somewhat better. For instance, the Russell 2000 small-cap growth index finished the quarter up 2.30%, the Russell 2500 SMID growth index was up 2.38%, and the Russell Mid-Cap growth index was up 2.18%. Specialized indices such as NASDAQ and Russell 1000 Growth also posted small positive returns in Q1 (+2.59% in the case of the former, and +1.41% in the case of the latter). Concerns that tariff impositions by the US and Chinese governments on each other’s exports would escalate into a full-fledged trade-war and cause inflationary pressures (and therefore the need for accelerated tightening on the part of the Fed) weighed on market sentiment, as did worries that high-flying technology companies such as the so-called FANGs (i.e., Facebook, Amazon, Netflix, and Google) might increasingly find themselves in regulatory cross-hairs. The degree of volatility seen in the quarter may not have been all that much greater than normal market gyrations, but it did come as a wake-up call to investors who in recent times (2016 and 2017 in particular) had grown used to unusually calm equity markets. For instance, there were only 8 trading days in all of 2017 in which the S&P 500 traded up or down by 1%, whereas we saw four times that number just in the first quarter of 2018. Similarly, while we did not see even a day in which the S&P 500 was off by 2% or more in 2017, we had three of them just in the first three months of 2018. During the period, we initiated new positions in TripAdvisor, Inc. (0.8% of the Fund), Legg Mason, Inc. (0.8% of the Fund), and Envestnet, Inc. (0.8% of the Fund). TripAdvisor has been a beneficiary of the growth in e-commerce worldwide, while Legg Mason is likely to benefit from the continued recovery in the Financial sector. Among the positions eliminated: Align Technology Inc. (taking profits after more than quadrupling our initial investment in the stock), CSRA Inc. (acquired), and Hawaiian Holdings Inc. (owing to a deteriorating competitive landscape). Stock selection was the primary contributor to relative outperformance for the quarter. This was especially true of the Technology sector with 198 basis points of outperformance coming from stock selection; but stock selection was a major contributor in the case of Energy, Real Estate, Health Care and Industrials as well. From a sector allocation perspective, our overweight in Technology and the underweight in Real Estate also paid off. The top contributors to outperformance during the quarter were, GrubHub, Nutanix, CSRA, Veeva Systems, Inc. (2.0% of the Fund), and Momenta Pharma. The main detractors during the quarter were, Tesaro, Prestige Brands Holdings, Inc. (1.0% of the Fund), Lions Gate Entertainment Corp., WageWorks, Inc. (0.0% of the Fund), and Tractor Supply Co..

As of the fiscal year end, we maintained our overweight in Technology and Consumer Discretionary sectors, as this is where we have been finding good investment opportunities. Historically, the Healthcare sector has been one of our key sources of alpha. As we find compelling opportunities which meet our criteria, we could see our exposure to this sector increase.

Outlook

Overall, our view is that the environment for equities remains healthy. We believe we have all the elements in place for this outcome: strong corporate earnings, subdued wage growth in spite of the economy being in a state of full employment, low inflation, favorable effects from the US tax bill that was enacted late last December, and a still-benign monetary environment. We believe the biggest risk to this scenario is the potential for the so-far limited tariff action between the US and China to balloon into an all-out trade war with everything that that could imply – sharply higher inflation, faster-than-anticipated tightening on the part of the Fed, and the ripple-effects on the broader US economy from a trade war-induced slow-down in certain industries and/or regions. However, since exports to China represent a very small percentage of the US economy (less than 1% of GDP in 2016, according to USTR data), we do not expect the economic fall-out to be too severe even if the current skirmish escalates into an all-out trade war. The adverse effects will likely be unevenly distributed, with certain sectors/industries feeling the impact more acutely than others. In addition, we believe stock market valuations are much more reasonable at present than they were even three months ago (the forward PE of the S&P 500 index was 16.4x at the end of Q1, which is close to its 25-year average of 16.1x; vs. 18.2x at the end of December 2017).

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2018 (Unaudited)

Small/Mid-Cap Growth Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	APSGX	31660Q702	06/29/12	1.10%	1.06%
Investor	APSRX	31660Q603	02/12/18	1.35%	1.31%

The table references expense ratios per the prospectus dated September 13, 2017. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 1, 2020. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class(1)	23.24%	8.46%	12.04%	14.32%
Investor Class	—	—	—	3.97%(2)
Fund Benchmark
Russell 2500 Growth Index(3)	19.92%	9.11%	13.37%	15.14%

(1)	See Notes to Financial Statements, Note 11. Reorganization information.

(2)	Cumulative performance listed for periods less than one year.

(3)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2018.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. Each Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. Each Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.us.fieracapital.com or call 1-855-771-7119 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Foreside Fund Services, LLC.

Fiera Capital Series Trust – Global Equity Focused Fund Management Discussion and Fund Performance March 31, 2018 (Unaudited)

April 28, 2017 – March 31, 2018

For the period April 28, 2017 (inception date) to March 31, 2018, the Fiera Capital Global Equity Focused Fund (the “Global Fund”) returned +16.30% for the Institutional Class, and +16.12% for the Investor Class (net of fees). The Fund outperformed its category benchmark, the MSCI World Index, which returned +11.93% for the same period.

Investment Philosophy

The Fund is invested in a concentrated portfolio of the Global Equity Team’s high conviction ideas from across global, developed, and select emerging markets. We seek to generate capital appreciation by investing in companies we believe hold unique competitive advantages, operate with high barriers to entry and are able to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

From April 28 – June 30, 2017, the global equity markets rose modestly with the MSCI World up 2.3%. Health Care was the top performing sector (improving sentiment and good results) while Energy was the weakest (falling crude prices). The Global Fund was overweight Health Care and had no Energy holdings, both of which helped relative returns. Consumer Staples and Information Technology were particularly positive for us from a security selection perspective. The top contributing holdings in the period were Nestle SA (4.8% of the Fund) and Keyence Corp. (7.4% of the Fund) Nestle’s stock was strong following solid Q1 results and activist Third Point’s investment in the company. We support the hedge fund’s position that Nestle should focus on optimizing margins, capital return, business portfolio and monetization of its L’Oréal stake. Keyence’s performance was driven by strong demand from Japan and China. Meanwhile, the largest detractor in the period was US retailer TJX Cos., Inc. (4.2% of the Fund) which declined on weak Q1 results and fears of Amazon increasing their reach. Security selection was slightly less successful in the Financial sector with Svenska Handelsbanken AB (3.1% of the Fund) slightly detracting value.

For the June 30 – September 30, 2017 period, the Global Fund was up in absolute performance and also outperformed the MSCI World benchmark. Among the leading contributors to the Global Fund’s performance were Keyence, Moody’s Corp. (8.3% of the Fund) and MasterCard, Inc. (6.6% of the Fund) Keyence, the Japanese Factory Automation software and sensor company, continued to benefit from robust demand in factory automation equipment. The company posted a very strong quarterly result with operating profits up >30% (even off a strong base the prior year). Keyence capitalized on its expanding direct sales force, excellent engineering and positive factory automation trends to generate compelling growth, margins and returns on invested capital. Moody’s posted strong quarterly results and announced the acquisition of Bureau Van Dijk, a Dutch information services company providing private company data. This move into a new and growing market was cheered by investors who propelled Moody’s to new highs in the quarter. MasterCard hosted a very well received Capital Markets Day with a faster than expected growth outlook, driven by its expansion into services (analytics, B2B payments, loyalty programs and fraud solutions) and continued market share gains. The leading detractor in the quarter was Nike, Inc. (2.9% of the Fund) The athletic footwear and clothing company posted soft results in part due to the weak US retail environment. The company is also facing renewed competition from Adidas, which delivered strong results due to its positioning in fashion footwear and from its Boost midsole innovation. Our lack of Energy holdings also hurt our relative performance slightly. During the quarter we neither exited nor initiated any positions.

The Fund also outperformed the benchmark from September 30 – December 31, 2017, generating positive performance. Among the leading contributors to the Fund’s performance were InterContinental Hotels Group PLC (4.1% of the Fund), Sherwin-Williams Co. (5.0% of the Fund) and Nike. InterContinental posted improved results and will likely benefit from the corporate tax reform in the US, as over half of their revenues come from the United States. Sherwin-Williams closed their Valspar acquisition and announced greater synergies than previously outlined. The company has also been a beneficiary of continued solid housing activity in its retail paint division. Nike was a detractor in the prior quarter and rebounded following the release of good results, coming in ahead of expectations led by solid growth in China. Nike also hosted a well-received investor day in late October that highlighted upcoming product innovations that should drive further growth. Finally, we see Nike’s increasing direct to consumer presence (self-owned retail stores and online sales) as an opportunity to increase overall margins. The leading detractors in the quarter included Svenska Handelsbanken and Unilever NV (6.2% of the Fund). Svenska Handelsbanken reported good quarterly results in Q3, but underperformed relative to the market in the quarter, along with the other Nordic banks, as other sectors and countries benefited more from the global growth. Additionally, Svenska Handelsbanken, considered one of the higher quality banks in the world, lost some of its premium valuation on higher capital

Fiera Capital Series Trust – Global Equity Focused Fund Management Discussion and Fund Performance – Continued March 31, 2018 (Unaudited)

regulatory requirements and lack of capital return in the year. Meanwhile, Unilever, a strong performer in the middle of the year, reported organic growth below expectations. Natural disasters and a weak performance of the ice cream division due to poor weather, along with competition from new entrant Halo (a low calorie/high protein ice cream) were to blame. Personal Care growth was also weaker than expected. During the quarter, we neither initiated nor eliminated any positions.

From December 31, 2017 to March 31, 2018, the Global Fund was flat, but nevertheless outperformed the MSCI World Index. MasterCard has been growing faster than main competitor Visa and has been rewarded by investors. MasterCard reported 15% organic revenue growth and continued to post attractive margins. The company continued to benefit from the secular shift to electronic payments and a scalable business model. Moody’s had overall strong results in both their Information Services and Analytics segments as well as strong guidance beating consensus. Issuance pipelines have been looking good and the company has seen good strength coming from Europe as the economy has been recovering. Moody’s furthermore had a well-received Investor Day with a positive outlook. Keyence, a Japanese factory automation software and sensor company, continued to benefit from the secular trend of factory automation. The company posted a very strong quarterly result with operating profits up more than 30%. Keyence capitalized on its expanding direct sales force and excellent engineering to generate compelling growth, margins and returns on invested capital. Rising interest rates and a move away from dividend paying stocks impacted names such as Johnson & Johnson (6.0% of the Fund), Diageo PLC (4.9% of the Fund) and Nestle. Johnson & Johnson had modest earnings in part impacted by one of their drugs, Remicade, whose outlook looks less bright now that there are two biosimilars on the market. On a macro level, Trump made a statement that prices of prescription drugs will come down substantially. This inevitably led to a decrease across the board in pharmaceuticals. Results for Diageo were largely in-line with expectations of continuous improvements, however recent strength in GBP has put pressure on margins. Nestle reported top line results that were below expectations. Although margins are slated to improve at Nestle, guidance for 2018 came in below expectations. We do not, however, believe there is a change to the thesis or long-term potential of the company.

Our sector and regional weights are driven by bottom-up stock selection. As we enter the second quarter of 2018, we remain underweight the Euro Zone and Japan as we currently seek more attractive opportunities in other parts of the world, such as Switzerland. As of the fiscal year end, we were overweight Consumer Staples and Health Care while underweight Energy, Real Estate and Utilities.

Fiera Capital Series Trust – Global Equity Focused Fund Management Discussion and Fund Performance – Continued March 31, 2018 (Unaudited)

Global Equity Focused Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCGIX	31660Q207	04/28/17	1.76%	0.90%
Investor	FCGEX	31660Q108	04/28/17	2.01%	1.15%

The table references expense ratios per the prospectus dated April 27, 2017. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2018. Returns would be lower without these contractual expense limitations in effect.

Cumulative Total Return Information

Share Class	Since Inception
Institutional Class	16.30%
Investor Class	16.12%
Fund Benchmarks
MSCI ACWI Index (Net)	13.08%
MSCI World Index (Net)(1)	11.93%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2018.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Morgan Stanley Capital International (“MSCI”) World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. Each Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Global Fund and International Fund are non-diversified, meaning they may concentrate their assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Global Fund and International Fund are more exposed to individual stock volatility than a diversified fund.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. Each Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.us.fieracapital.com or call 1-855-771-7119 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Foreside Fund Services, LLC.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance March 31, 2018 (Unaudited)

September 29, 2017 – March 31, 2018

For the period September 29, 2017 (inception date) to March 31, 2018, the Fiera Capital International Equity Fund (the “International Fund”) returned +2.50% for the Institutional Class and +2.40% for the Investor Class (net of fees). The Fund underperformed its category benchmark, the MSCI EAFE Index, which returned +2.63% for the same period.

Investment Philosophy

The Fund is invested in a concentrated portfolio of the Global Equity Team’s high conviction ideas from international developed countries and select emerging markets. This research-focused approach seeks to identify what we believe are best of breed companies in an industry with a sustainable competitive advantage and growth potential, that operate with high barriers to entry and a history of stable profit margins with little dependence on financial leverage, trading at what we believe are attractive valuations.

Market Review and Positioning

From September 30 – December 31, 2017, the Fiera Capital International Equity Fund was up in absolute performance and performed in line with the MSCI EAFE Index for the quarter. Among the top contributing stocks for the quarter were InterContinental Hotels Group PLC (4.2% of the Fund), Fanuc Corp. (3.1% of the Fund) and Diageo PLC (4.0% of the Fund). InterContinental posted improved results and will likely benefit from the corporate tax reform in the US, as over half of their revenues come from the United States. Fanuc’s stock was driven by strong earnings including positive guidance and strong margins, as well as the introduction of their FIELD technology solution. FIELD, which allows Fanuc and 3rd party developers to write applications for industrial robots, is expected to generate additional service revenues from Fanuc’s existing installed base and could potentially lead to market share gains. Diageo’s stock outperformed the market as the company continued to improve its execution and as demand for spirits regained their footing in Emerging Markets. The largest detractors in Q3 included Svenska Handelsbanken AB (2.5% of the Fund), Fuchs Petrolub SE (2.0% of the Fund) and Unilever NV (4.5% of the Fund). Svenska Handelsbanken reported good quarterly results in Q3, but underperformed relative to the market in the quarter, along with the other Nordic banks, as other sectors and countries benefited more from the global growth. Additionally, Svenska Handelsbanken, considered one of the higher quality banks in the world, lost some of its premium valuation on higher capital regulatory requirements and lack of capital return in the year. Fuchs Petrolub’s margins have been weaker as raw material input costs have been rising steadily, requiring several smaller price increases and hence resulting in a lag in terms of margin performance. Meanwhile, Unilever, a strong performer in the middle of the year, reported organic growth below expectations. Natural disasters and a weak performance of the ice cream division due to poor weather, along with competition from new entrant Halo (a low calorie/high protein ice cream) were to blame. Personal Care growth was also weaker than expected.

From December 31, 2017 to March 31, 2018, International Fund was down in absolute performance, but nevertheless outperformed the MSCI EAFE index for the quarter. Keyence Corp. (7.1% of the Fund), a Japanese factory automation software and sensor company, continued to benefit from the secular trend of factory automation. The company posted a very strong quarterly result with operating profits up more than 30%. Keyence capitalized on its expanding direct sales force and excellent engineering to generate compelling growth, margins and returns on invested capital. Taiwan Semiconductor Manufacturing Co., Ltd (TSMC, 3.9% of the Fund) reported strong results as it continued to gain market share within Apple and benefits from the increasing processing demand related to high performance computing (artificial intelligence, gaming and data centers). TSMC has also been growing with the expansion of IoT (Internet of Things) as devices and appliances become increasingly interconnected. Rotork PLC (3.1% of the Fund), the UK-based valve actuator company, rose on improved Oil & Gas capital expenditures and the nomination of a new CEO. The largest detractors in Q4 included Canadian National Railway Co. (CN Railway, 2.6% of the Fund), Hengan International Group Co., Ltd (1.5% of the Fund) and the Commonwealth Bank of Australia (3.3% of the Fund). Record volumes for CN Railway led to capacity constraints, in addition to a series of outages and a very cold winter led to higher than expected costs which affected their margins. In addition, on March 5th, the Board of CN Railway announced that CEO Luc Jobin would be leaving the company effective immediately. The announcement came as a surprise and raised concerns regarding the company’s leadership and operational issues. We still believe in the company’s long-term investment thesis, and are confident in the company’s ability to address these issues. Hengan ended the prior quarter on a high and the stock drifted lower in Q4. Results were fine (though rising input costs were a dampener) but the stock was ahead of itself at year end. Hengan continued to transition to increasing online sales and is adding manufacturing capacity. Commonwealth Bank (CBA) underperformed, along with the other Australian banks, due to a potential slowdown in the housing market and greater scrutiny from regulators on operations and capital.

Our sector and regional weights are driven by bottom-up stock selection. As of the period ended March 31, 2018, we were underweight the Euro Zone and Japan as we currently seek more attractive individual opportunities in other parts of the world, such as Switzerland, the UK and Emerging Markets. We are currently overweight Industrials, Consumer Staples and Technology while underweight Financials, Energy and Telecoms.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2018 (Unaudited)

International Equity Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCIUX	31660Q306	09/29/17	1.50%	1.00%
Investor	FCIRX	31660Q504	09/29/17	1.75%	1.25%
Z	FCIWX	31660Q405	09/29/17	1.50%	0.80%

The table references expense ratios per the prospectus dated September 19, 2017. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through December 31, 2018. Returns would be lower without these contractual expense limitations in effect.

Cumulative Total Return Information

Share Class	Since Inception
Institutional Class	2.50%
Investor Class	2.40%
Class Z	2.60%
Fund Benchmarks
MSCI ACWI Index (Net)	4.71%
MSCI EAFE Index (Net)(1)	2.63%
MSCI World Index (Net)	4.15%

(1)	Primary benchmark.

Performance of Investor Class and Z Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2018.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Morgan Stanley Capital International (“MSCI”) EAFE Index is a stock market index made up of approximately 909 constituents. It is used as a common benchmark for international stock funds. The index comprises the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The Morgan Stanley Capital International (“MSCI”) World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. Each Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Global Fund and International Fund are non-diversified, meaning they may concentrate their assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Global Fund and International Fund are more exposed to individual stock volatility than a diversified fund.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. Each Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.us.fieracapital.com or call 1-855-771-7119 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Foreside Fund Services, LLC.

Fiera Capital Series Trust Portfolio Composition March 31, 2018

Small/Mid-Cap Growth Fund

Sector	% of Total Net Assets
Basic Materials	1.2%
Communications	11.9
Consumer, Cyclical	22.3
Consumer, Non-Cyclical	14.2
Energy	3.5
Financial	9.6
Industrial	17.1
Technology	19.5
Other Assets & Liabilities, Net	0.7
Total	100.0%

Global Equity Focused Fund

Sector	% of Total Net Assets
Basic Materials	5.0%
Consumer, Cyclical	14.5
Consumer, Non-cyclical	43.8
Financial	17.0
Industrial	20.0
Other Assets & Liabilities, Net	(0.3)
Total	100.0%

Industry	Value	% of Total Net Assets
Aerospace/Defense	$288,883	2.5%
Apparel	343,428	3.0
Banks	1,194,040	10.4
Beverages	562,085	4.9
Chemicals	579,553	5.0
Commercial Services	960,703	8.4
Cosmetics/Personal Care	1,213,326	10.5
Diversified Financial Services	760,895	6.6
Electronics	856,406	7.4
Food	550,050	4.8
Healthcare-Products	635,798	5.5
Lodging	468,729	4.1
Machinery-Diversified	493,044	4.3
Miscellaneous Manufacturing	666,682	5.8
Pharmaceuticals	1,120,606	9.7
Retail	854,132	7.4
Total Common Stocks	11,548,360	100.3
Total Investments	11,548,360	100.3
Other Assets and Liabilities	(29,156)	(0.3)
Total Net Assets	$11,519,204	100.0%

International Equity Fund

Sector	% of Total Net Assets
Basic Materials	2.0%
Consumer, Cyclical	14.0
Consumer, Non-cyclical	40.2
Financial	10.9
Industrial	25.2
Technology	7.2
Other Assets & Liabilities, Net	0.5
Total	100.0%

Industry	Value	% of Total Net Assets
Banks	$7,022,446	8.9%
Beverages	3,158,816	4.0
Building Materials	2,033,339	2.6
Chemicals	1,599,409	2.0
Commercial Services	5,689,435	7.2
Cosmetics/Personal Care	8,214,286	10.4
Distribution/Wholesale	1,403,864	1.8
Diversified Financial Services	1,555,757	2.0
Electronics	8,057,095	10.2
Food	4,750,722	6.0
Hand/Machine Tools	2,717,594	3.4
Healthcare-Products	3,082,958	3.9
Home Furnishings	2,277,272	2.9
Leisure Time	1,907,873	2.4
Lodging	3,311,355	4.2
Machinery-Diversified	5,019,656	6.4
Pharmaceuticals	6,873,099	8.7
Retail	2,149,135	2.7
Semiconductors	3,085,693	3.9
Software	2,578,284	3.3
Transportation	2,073,894	2.6
Total Common Stocks	78,561,982	99.5
Total Investments	78,561,982	99.5
Other Assets and Liabilities	384,256	0.5
Total Net Assets	$78,946,238	100.0%

Portfolio composition will change due to the ongoing management of the Funds. The percentages are based on net assets as of March 31, 2018 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Small/Mid-Cap Growth Fund Schedule of Investments March 31, 2018

Description	Shares	Value
Common Stocks — 99.3%
Basic Materials — 1.2%
Chemicals — 1.2%
Axalta Coating Systems, Ltd. (1)	113,788	$3,435,260
Total Basic Materials		3,435,260

Communications — 11.9%
Internet — 7.4%
GrubHub, Inc. (1)	53,309	5,409,264
IAC/InterActiveCorp (1)	41,559	6,498,996
MercadoLibre, Inc.	17,961	6,401,121
TripAdvisor, Inc. (1)	50,911	2,081,751
		20,391,132
Media — 1.7%
Cable One, Inc.	3,109	2,136,225
Liberty Media Corp.-Liberty Formula One, Class C (1)	84,100	2,594,485
		4,730,710
Telecommunications — 2.8%
Arista Networks, Inc. (1)	30,343	7,746,568
Total Communications		32,868,410

Consumer, Cyclical — 22.3%
Auto Parts & Equipment — 2.8%
Autoliv, Inc.	25,694	3,749,782
BorgWarner, Inc.	79,774	4,007,048
		7,756,830
Entertainment — 5.7%
Dolby Laboratories, Inc., Class A	87,385	5,554,191
Lions Gate Entertainment Corp., Class A	62,653	1,618,327
Live Nation Entertainment, Inc. (1)	128,217	5,403,064
Vail Resorts, Inc.	14,579	3,232,164
		15,807,746
Home Builders — 2.1%
PulteGroup, Inc.	192,390	5,673,581

Lodging — 4.8%
China Lodging Group, Ltd., ADR	42,074	5,541,567
Hilton Grand Vacations, Inc. (1)	81,204	3,493,396
Wyndham Worldwide Corp.	38,028	4,351,544
		13,386,507
Retail — 6.9%
Copart, Inc. (1)	114,710	5,842,180
Domino's Pizza, Inc.	16,625	3,882,935
Dunkin' Brands Group, Inc.	60,483	3,610,230
Lithia Motors, Inc., Class A	21,965	2,207,922
Tractor Supply Co.	57,669	3,634,301
		19,177,568
Total Consumer, Cyclical		61,802,232

Consumer, Non-cyclical — 14.2%
Biotechnology — 1.6%
Cambrex Corp. (1)	34,273	1,792,478
Ionis Pharmaceuticals, Inc. (1)	59,522	2,623,730
		4,416,208
Commercial Services — 4.6%
Total System Services, Inc.	67,432	5,816,684
United Rentals, Inc. (1)	39,570	6,834,926
		12,651,610
Healthcare-Products — 1.6%
ICU Medical, Inc. (1)	17,526	4,423,562

Healthcare-Services — 1.8%
ICON PLC (1)	40,900	4,831,926

Pharmaceuticals — 4.6%
Alkermes PLC (1)	60,063	3,481,252
Momenta Pharmaceuticals, Inc. (1)	112,689	2,045,305
Prestige Brands Holdings, Inc. (1)	79,889	2,693,857
Supernus Pharmaceuticals, Inc. (1)	84,865	3,886,817
TESARO, Inc. (1)	12,198	696,994
		12,804,225
Total Consumer, Non-Cyclical		39,127,531

Energy — 3.5%
Oil & Gas — 2.2%
Diamondback Energy, Inc. (1)	28,587	3,616,827
RSP Permian, Inc. (1)	50,975	2,389,708
		6,006,535
Oil & Gas Services — 0.3%
Superior Energy Services, Inc. (1)	89,103	751,139

Pipelines — 1.0%
Cheniere Energy, Inc. (1)	52,362	2,798,749
Total Energy		9,556,423

Financial — 9.6%
Banks — 2.7%
Bank of the Ozarks	73,906	3,567,443
Western Alliance Bancorp (1)	69,645	4,047,071
		7,614,514

See accompanying notes to financial statements.

Small/Mid-Cap Growth Fund Schedule of Investments - Continued March 31, 2018

Description	Shares	Value
Diversified Financial Services — 2.6%
Evercore, Inc., Class A	29,540	$2,575,888
Legg Mason, Inc.	53,414	2,171,279
Navient Corp.	181,576	2,382,277
		7,129,444
Insurance — 2.1%
Reinsurance Group of America, Inc.	36,966	5,692,764

Real Estate — 2.2%
CBRE Group, Inc., Class A (1)	128,014	6,044,821
Total Financial		26,481,543

Industrial — 17.1%
Building Materials — 2.1%
Eagle Materials, Inc.	32,785	3,378,494
Owens Corning	29,546	2,375,499
		5,753,993
Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc. (1)	42,454	2,712,811

Electronics — 1.7%
Trimble, Inc. (1)	131,129	4,704,908

Engineering & Construction — 1.5%
EMCOR Group, Inc.	53,589	4,176,191

Machinery-Diversified — 5.7%
Graco, Inc.	101,984	4,662,708
Middleby Corp. (1)	28,219	3,493,230
Nordson Corp.	34,132	4,653,557
Wabtec Corp.	36,930	3,006,102
		15,815,597
Miscellaneous Manufacturing — 1.5%
Crane Co.	43,611	4,044,484

Packaging & Containers — 1.4%
Berry Global Group, Inc. (1)	72,481	3,972,684

Transportation — 2.2%
Old Dominion Freight Line, Inc.	42,059	6,181,411
Total Industrial		47,362,079

Technology — 19.5%
Computers — 5.7%
Fortinet, Inc. (1)	91,854	4,921,537
Nutanix, Inc., Class A (1)	140,090	6,879,820
Teradata Corp. (1)	102,569	4,068,912
		15,870,269
Semiconductors — 2.9%
Entegris, Inc.	154,131	5,363,759
Power Integrations, Inc.	37,464	2,560,664
		7,924,423
Software — 10.9%
ACI Worldwide, Inc. (1)	140,155	3,324,477
Broadridge Financial Solutions, Inc.	59,638	6,541,692
Envestnet, Inc. (1)	37,126	2,127,320
Guidewire Software, Inc. (1)	38,927	3,146,469
Splunk, Inc. (1)	53,488	5,262,684
Ultimate Software Group, Inc. (1)	17,468	4,256,952
Veeva Systems, Inc., Class A (1)	75,488	5,512,134
		30,171,728
Total Technology		53,966,420

Total Common Stocks (identified cost $195,739,793)		274,599,898

Total Investments — 99.3% (identified cost $195,739,793)		274,599,898
Other Assets and Liabilities — 0.7%		2,036,897
Total Net Assets — 100.0%		$276,636,795

(1)	Non-income producing.

See accompanying notes to financial statements.

Global Equity Focused Fund Schedule of Investments March 31, 2018

Description	Shares	Value
Common Stocks — 100.3%
India — 3.3%
HDFC Bank, Ltd., ADR	3,821	$377,400

Japan — 7.4%
Keyence Corp.	1,371	856,406

Netherlands — 6.2%
Unilever NV	12,648	713,931

Sweden — 3.1%
Svenska Handelsbanken AB	28,440	355,979

Switzerland — 11.7%
Cie Financiere Richemont SA	4,101	368,524
Nestle SA	6,959	550,050
Roche Holding AG	1,884	432,184
		1,350,758
United Kingdom — 9.0%
Diageo PLC	16,621	562,085
InterContinental Hotels Group PLC	7,824	468,729
		1,030,814
United States — 59.6%
3M Co.	3,037	666,682
Becton, Dickinson and Co.	2,934	635,798
Colgate-Palmolive Co.	6,967	499,395
Graco, Inc.	10,784	493,044
Johnson & Johnson	5,372	688,422
Mastercard, Inc., Class A	4,344	760,895
Moody's Corp.	5,956	960,703
NIKE, Inc., Class B	5,169	343,428
Sherwin-Williams Co.	1,478	579,553
TJX Cos., Inc.	5,954	485,608
U.S. Bancorp	9,122	460,661
United Technologies Corp.	2,296	288,883
		6,863,072
Total Common Stocks (identified cost $10,608,080)		11,548,360

Total Investments — 100.3% (identified cost $10,608,080)		11,548,360
Other Assets and Liabilities — (0.3)%		(29,156)
Total Net Assets — 100.0%		$11,519,204

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

International Equity Fund Schedule of Investments March 31, 2018

Description	Shares or Principal Amount	Value
Common Stocks — 99.5%
Australia — 3.3%
Commonwealth Bank of Australia	46,371	$2,593,147

Canada — 2.6%
Canadian National Railway Co.	28,359	2,073,894

Denmark — 5.0%
Chr Hansen Holding A/S	17,251	1,493,025
Novo Nordisk A/S, Class B	49,648	2,441,980
		3,935,005
France — 6.5%
Essilor International SA	14,220	1,918,312
L'Oreal SA	14,087	3,181,714
		5,100,026
Germany — 6.4%
FUCHS PETROLUB SE	29,463	1,599,409
Rational AG	1,450	912,150
SAP SE	24,559	2,578,284
		5,089,843
Hong Kong — 1.5%
Hengan International Group Co., Ltd.	124,933	1,164,646

India — 3.1%
HDFC Bank, Ltd., ADR	24,771	2,446,632

Japan — 14.5%
FANUC Corp.	9,501	2,445,112
Keyence Corp.	9,010	5,628,170
Shimano, Inc.	13,221	1,907,873
Unicharm Corp.	50,811	1,465,569
		11,446,724
Netherlands — 4.5%
Unilever NV	63,193	3,567,003

Sweden — 2.5%
Svenska Handelsbanken AB, Class A	158,400	1,982,667

Switzerland — 18.5%
Cie Financiere Richemont SA	23,916	2,149,135
Geberit AG	4,598	2,033,338
Nestle SA	41,215	3,257,697
Novartis AG	22,932	1,854,760
Roche Holding AG	11,231	2,576,360
Schindler Holding AG	12,595	2,717,594
		14,588,884
Taiwan — 3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	70,514	3,085,693

United Kingdom — 24.0%
Bunzl PLC	47,743	1,403,864
Diageo PLC	93,407	3,158,816
Howden Joinery Group PLC	210,911	1,365,122
InterContinental Hotels Group PLC	55,273	3,311,355
Intertek Group PLC	48,486	3,173,622
London Stock Exchange Group PLC	26,870	1,555,757
Rotork PLC	607,743	2,428,926
Spirax-Sarco Engineering PLC	31,917	2,574,544
		18,972,006
United States — 3.2%
IHS Markit, Ltd. (1)	52,152	2,515,812

Total Common Stocks (identified cost $74,524,374)		78,561,982

Total Investments — 99.5% (identified cost $74,524,374)		78,561,982
Other Assets and Liabilities — 0.5%		384,256
Total Net Assets — 100.0%		$78,946,238

(1)	Non-income producing.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Assets and Liabilities March 31, 2018

	Small/Mid-Cap Growth Fund	Global Equity Focused Fund		International Equity Fund
Assets:
Investments in unaffiliated issuers, at value	$274,599,898	$11,548,360		$78,561,982
Cash	2,685,391	1,001,672		655,953
Cash denominated in foreign currencies	—	62,465	(1)	—
Dividends receivable	80,879	21,771		148,789
Receivable for capital stock sold	123,695	—		—
Due from Adviser	—	84,204		—
Deferred offering costs (Note 5)	—	13,015		50,985
Prepaid expenses	6,316	153		72
Total assets	277,496,179	12,731,640		79,417,781

Liabilities:
Payable for investments purchased	—	1,065,678		242,601
Payable for capital stock redeemed	361,091	—		—
Payable to Adviser for offering cost reimbursement (Note 5)	—	13,015		6,102
Payable to Adviser for management fees (Note 3)	396,696	—		87,358
Payable for trustee fees	10,000	7,500		12,500
Payable for shareholder servicing fees	—	—		10,796
Payable for transfer agent fees	14,854	10,300		25,855
Payable for audit and tax fees	24,000	24,000		24,000
Payable for legal fees	3,844	59,499		21,373
Payable for 12b-1 fees - Investor Class	3	36		35
Other liabilities	48,896	32,408		40,923
Total liabilities	859,384	1,212,436		471,543
Total net assets	$276,636,795	$11,519,204		$78,946,238

Net assets consist of:
Paid-in capital	$182,507,883	$10,679,009		$74,467,152
Net unrealized appreciation on investments and foreign currency translation	78,860,105	939,865		4,037,008
Accumulated net realized gain (loss) on investments and foreign currency transactions	15,631,738	(170,278)		74,288
Undistributed net investment income (distributions in excess of net investment income)	(362,931)	70,608		367,790
Total net assets	$276,636,795	$11,519,204		$78,946,238

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Assets and Liabilities - Continued March 31, 2018

	Small/Mid-Cap Growth Fund	Global Equity Focused Fund	International Equity Fund
Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor class of shares	$21.20	$11.60	$10.24
Institutional of shares	21.21	11.60	10.25
Z class of shares	—	—	10.26

Net assets:
Investor class of shares	$10,390	$58,037	$56,980
Institutional class of shares	276,626,405	11,461,167	4,424,389
Z class of shares	—	—	74,464,869
Total net assets	$276,636,795	$11,519,204	$78,946,238

Shares outstanding:
Investor class of shares	490	5,005	5,567
Institutional class of shares	13,041,602	987,751	431,799
Z class of shares	—	—	7,259,622
Total shares outstanding	13,042,092	992,756	7,696,988

Total investments, at cost:
Investments in unaffiliated issuers	$195,739,793	$10,608,080	$74,524,374

(1)	Identified cost of cash denominated in foreign currencies is $62,904.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2018

	Small/Mid-Cap Growth Fund
	Period Ended March 31, 2018(1)	Year Ended May 31, 2017
Investment income:
Dividend income from:
Unaffiliated issuers(2)	$1,297,749	$1,554,684
Interest income	64,447	—
Total income	1,362,196	1,554,684

Expenses:
Investment advisory fees (Note 3)	2,423,210	2,727,551
Fund accounting and administration fees	280,651	324,818
Miscellaneous	76,116	83,382
Audit and tax fees	42,080	15,120
Transfer agent fees	28,534	18,887
Chief compliance officer fees	28,144	29,543
Custodian fees	21,024	30,488
Legal fees	17,667	21,177
Directors' fees	16,900	9,611
12b-1 fees (Note 2):
Investor class	3	—
Total expenses	2,934,329	3,260,577

Deduct:
Expense waiver of fees and reimbursement of expenses (Note 4)	(369,616)	(394,216)
Net expenses	2,564,713	2,866,361
Net investment loss	(1,202,517)	(1,311,677)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	22,898,775	(4,450,716)
Total net realized gain (loss)	22,898,775	(4,450,716)
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	30,926,148	46,120,751
Total net change in unrealized appreciation	30,926,148	46,120,751
Net realized and unrealized gain on investments	53,824,923	41,670,035
Change in net assets resulting from operations	$52,622,406	$40,358,358

(1)	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.

(2)	Net of foreign taxes withheld of $1,742 and $4,024, respectively.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2018

	Global Equity Focused Fund(1)	International Equity Fund(2)
Investment income:
Dividend income from:
Unaffiliated issuers(3)	$151,913	$629,657
Total income	151,913	629,657

Expenses:
Offering costs (Note 5)	150,797	51,264
Organization costs (Note 5)	132,559	25,698
Legal fees	95,864	21,373
Investment advisory fees (Note 3)	62,558	292,387
Chief compliance officer fees	50,417	16,667
Transfer agent fees	47,499	31,735
Fund accounting and administration fees	31,045	23,163
Audit and tax fees	24,000	24,000
Directors' fees	22,500	12,500
Miscellaneous	18,816	11,912
Custodian fees	13,626	5,748
12b-1 fees (Note 2):
Investor class	127	67
Shareholder servicing fees (Note 2):
Investor class	—	67
Institutional Class	—	1,930
Z Class	—	89,374
Total expenses	649,808	607,885

Deduct:
Expense waiver of fees and reimbursement of expenses (Note 4)	(579,303)	(313,833)
Net expenses	70,505	294,052
Net investment income	81,408	335,605

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	(170,278)	74,288
Foreign currency transactions	626	(5,384)
Total net realized gain (loss)	(169,652)	68,904
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	940,280	1,748,279
Foreign currency translations	(415)	(600)
Total net change in unrealized appreciation	939,865	1,747,679
Net realized and unrealized gain on investments and foreign currency	770,213	1,816,583
Change in net assets resulting from operations	$851,621	$2,152,188

(1)

Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation, and planned registration.

(2)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

(3)	Net of foreign taxes withheld of $10,638 and $78,529, respectively.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Small/Mid-Cap Growth Fund
	Period Ended March 31, 2018(1) (2)	Year Ended May 31, 2017	Year Ended May 31, 2016
Change in net assets resulting from:
Operations:
Net investment loss	$(1,202,517)	$(1,311,677)	$(1,090,736)
Net realized gain (loss) on investments	22,898,775	(4,450,716)	(677,149)
Net change in unrealized appreciation (depreciation) on investments	30,926,148	46,120,751	(29,749,518)
Change in net assets resulting from operations	52,622,406	40,358,358	(31,517,403)

Distributions to shareholders from net realized gain on investments:
Institutional class of shares	—	(743,317)	(1,414,635)
Change in net assets resulting from distributions to shareholders	—	(743,317)	(1,414,635)

Capital stock transactions:
Proceeds from sale of shares:
Investor class of shares	10,000 (3)	—	—
Institutional class of shares	34,538,860	101,284,904	149,542,431
Net proceeds from sale of shares	34,548,860	101,284,904	149,542,431
Net asset value of shares issued to shareholders in payment of distributions declared:
Institutional class of shares	—	716,969	1,277,590
Net proceeds from shares issued	—	102,001,873	150,820,021
Cost of shares redeemed:
Institutional class of shares	(103,231,741)	(107,870,747)	(99,682,011)
Net cost of shares redeemed	(103,231,741)	(107,870,747)	(99,682,011)
Change in net assets resulting from capital stock transactions	(68,682,881)	(5,868,874)	51,138,010
Change in net assets	(16,060,475)	33,746,167	18,205,972

Net assets:
Beginning of period	292,697,270	258,951,103	240,745,131
End of period	$276,636,795	$292,697,270	$258,951,103
Distributions in excess of net investment income included in net assets at end of period	$(362,931)	$(493,639)	$(529,959)

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets - Continued

	Small/Mid-Cap Growth Fund
	Period Ended March 31, 2018(1) (2)	Year Ended May 31, 2017	Year Ended May 31, 2016
Capital stock transactions in shares:
Sale of shares:
Investor class of shares	490 (3)	—	—
Institutional class of shares	1,798,855	6,277,194	9,569,552
Net sale of shares	1,799,345	6,277,194	9,569,552
Shares issued to shareholders in payment of distributions declared:
Institutional class of shares	—	44,671	81,740
Net shares issued	—	6,321,865	9,651,292
Shares redeemed:
Institutional class of shares	(5,247,256)	(6,682,018)	(6,609,395)
Net shares redeemed	(5,247,256)	(6,682,018)	(6,609,395)
Net change resulting from fund share transactions in shares	(3,447,911)	(360,153)	3,041,897

(1)	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.

(2)	See Note 11 “Reorganization Information” in the Notes to the Financial Statements.

(3)	Reflects operations from February 12, 2018 (inception date) to March 31, 2018.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Global Equity Focused Fund	International Equity Fund
	Period Ended March 31, 2018(1)	Period Ended March 31, 2018(2)
Change in net assets resulting from:
Operations:
Net investment income	$81,408	$335,605
Net realized gain (loss) on investments and foreign currency transactions	(169,652)	68,904
Net change in unrealized appreciation on investments and foreign currency translation	939,865	1,747,679
Change in net assets resulting from operations	851,621	2,152,188

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(59)	—
Institutional class of shares	(30,598)	—
Z class of shares	—	—
Change in net assets resulting from distributions to shareholders	(30,657)	—

Capital stock transactions:
Proceeds from sale of shares:
Investor class of shares	—	55,930
Institutional class of shares	14,884,500	4,447,975
Z class of shares	—	72,748,645 (4)
Net proceeds from sale of shares	14,884,500	77,252,550
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	59	—
Institutional class of shares	30,301	—
Z class of shares	—	—
Net proceeds from shares issued	30,360	—
Cost of shares redeemed:
Investor class of shares	—	—
Institutional class of shares	(4,316,620)	(50,900)
Z class of shares	—	(407,600)
Net cost of shares redeemed	(4,316,620)	(458,500)
Change in net assets resulting from capital stock transactions	10,598,240	76,794,050
Change in net assets	11,419,204	78,946,238

Net assets:
Beginning of period	100,000 (3)	—
End of period	$11,519,204	$78,946,238
Undistributed net investment income included in net assets at end of period	$70,608	$367,790

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets - Continued

	Global Equity Focused Fund	International Equity Fund
	Period Ended March 31, 2018(1)	Period Ended March 31, 2018(2)
Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	5,567
Institutional class of shares	1,363,420	436,799
Z class of shares	—	7,299,622
Net sale of shares	1,363,420	7,741,988
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	5	—
Institutional class of shares	2,619	—
Z class of shares	—	—
Net shares issued	2,624	—
Shares redeemed:
Investor class of shares	—	—
Institutional class of shares	(383,288)	(5,000)
Z class of shares	—	(40,000)
Net shares redeemed	(383,288)	(45,000)
Net change resulting from fund share transactions in shares	982,756	7,696,988

(1)

Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation, and planned registration.

(2)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

(3)

The Investment Adviser made the initial share purchase of $100,000 on April 18, 2017. The total initial share purchase of $100,000, included 5,000 shares of the Institutional Class and 5,000 shares of the Investor Class, each were purchased at $10.00 per share.

(4)

Includes $72,349,392 of paid-in-capital received from an in-kind subscription merger of an unaffiliated equity fund effective as of the close of business on October 6, 2017. The total value received of $72,349,392 from this non-taxable event represented $69,971,437 in securities cost, $2,289,329 in net unrealized appreciation, and $88,626 in other assets and liabilities in exchange for 7,259,622 Class Z shares at the time of the merger.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights - Investor Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return		Gross expenses		Net expenses		Net investment income (loss)		Net assets, end of period (000 omitted)	Portfolio turnover rate
Small/Mid-Cap Growth Fund
2018(1)	$20.39	$(0.01)	$0.82	$0.81	$—	$—	$—	$21.20	3.97	%(2)	1.45	%(3)	1.30	%(3)	(0.53	)%(3)	$10	34	%(2)
Global Equity Focused Fund
2018(4)	$10.00	$0.09	$1.52	$1.61	$(0.01)	$—	$(0.01)	$11.60	16.12	%(2)	8.42	%(5)	1.15	%(5)	0.86	%(5)	$58	51	%(2)
International Equity Fund
2018(6)	$10.00	$0.02	$0.22	$0.24	$—	$—	$—	$10.24	2.40	%(2)	1.88	%(5)	1.25	%(5)	0.39	%(5)	$57	38	%(2)

(1)	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.

(2)	Not annualized.

(3)	Annualized.

(4)	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.

(5)	Annualized, with the exception of non-recurring organizational costs.

(6)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights - Institutional Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return		Gross expenses		Net expenses		Net investment income (loss)		Net assets, end of period (000 omitted)	Portfolio turnover rate
Small/Mid-Cap Growth Fund
2018(1)	$17.75	$(0.10)	$3.56	$3.46	$—	$—	$—	$21.21	19.49	%(2)	1.20	%(3)	1.05	%(3)	(0.49	)%(3)	$276,627	34	%(2)
2017(4)	$15.37	$(0.08)	$2.50	$2.42	$—	$(0.04)	$(0.04)	$17.75	15.80%		1.19%		1.05%		(0.48)%		$292,697	55%
2016(4)	$17.43	$(0.06)	$(1.92)	$(1.98)	$—	$(0.08)	$(0.08)	$15.37	(11.34)%		1.21%		1.05%		(0.42)%		$258,951	35%
2015(4)	$15.20	$(0.04)	$2.27	$2.23	$—	$—	$—	$17.43	14.67%		1.26%		1.05%		(0.48)%		$240,745	58%
2014(4)	$12.69	$(0.03)	$2.60	$2.57	$—	$(0.06)	$(0.06)	$15.20	20.26%		1.49%		1.05%		(0.38)%		$88,477	47%
2013(5)	$10.00	$0.04 (6)	$2.72	$2.76	$(0.07)	$—	$(0.07)	$12.69	27.65	%(2)	4.87	%(3)	1.05	%(3)	0.26	%(3)	$13,153	18	%(2)
Global Equity Focused Fund
2018(7)	$10.00	$0.08	$1.55	$1.63	$(0.03)	$—	$(0.03)	$11.60	16.30	%(2)	8.17	%(8)	0.90	%(8)	1.04	%(8)	$11,461	51	%(2)
International Equity Fund
2018(9)	$10.00	$0.05	$0.20	$0.25	$—	$—	$—	$10.25	2.50	%(2)	1.63	%(8)	1.00	%(8)	2.67	%(8)	$4,424	38	%(2)

(1)	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.

(2)	Not annualized.

(3)	Annualized.

(4)	Reflects operations for the fiscal year from June 1st through May 31st.

(5)	Reflects operations for the period from June 29, 2012 (inception date) to May 31, 2013.

(6)	Calculated using weighted average shares outstanding during the period.

(7)	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.

(8)	Annualized, with the exception of non-recurring organizational costs.

(9)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights - Class Z

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return		Gross expenses		Net expenses		Net investment income (loss)		Net assets, end of period (000 omitted)	Portfolio turnover rate
International Equity Fund
2018(1)	$10.00	$0.04	$0.22	$0.26	$—	$—	$—	$10.26	2.60	%(2)	1.63	%(3)	0.80	%(3)	0.88	%(3)	$74,465	38	%(2)

(1)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

(2)	Not annualized.

(3)	Annualized, with the exception of non-recurring organizational costs.

See accompanying notes to financial statements.

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

1. Organization

The Fiera Capital Series Trust (the “Trust”) was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of March 31, 2018, the Trust consisted of three series that commenced operations: Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital Global Equity Focused Fund (the “Global Equity Focused Fund”), and Fiera Capital International Equity Fund (the “International Equity Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the fund’s/class’s original NAV was used for subscription placement. The fund’s/class’s commencement of investment operations date began on the business day following the inception date.

Small/Mid-Cap Growth Fund – The investment objective of the Small/Mid-Cap Growth Fund is to achieve long-term capital growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Adviser expects to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500TM Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s inception date was June 29, 2012.

Global Equity Focused Fund – The investment objective of the Global Equity Focused Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of global equities. Under normal market conditions, the Global Equity Focused Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, or companies that have formed under the laws of non-U.S. countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was April 28, 2017.

International Equity Fund – The investment objective of the International Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of international equities. Under normal market conditions, the International Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in at least three countries other than the U.S, including emerging market countries. For these purposes, a company is considered located in a country outside the United States if: (i) the company’s securities are principally traded on such country’s exchange or (ii) the company’s securities are included in the MSCI World Ex-US Index. In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 29, 2017.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2. Significant Accounting Policies

The Funds are investment companies; as such these financial statements have applied the guidance set forth in the Accounting Standards Codification (ASC) 946, Financial Services-Investment Companies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. The Funds’ organizational costs have been expensed as incurred but are subject to each Fund’s Expense Limitation Agreement (see Note 4). Each Fund’s offering costs were recorded as a deferred asset, and consists of legal fees for preparing the prospectus and statement of additional information in connection with each Fund’s registration and public offering, state registration fees, and fees paid to be listed on an exchange. These offering costs, which are subject to the Expense Limitation Agreement, are accounted for as a deferred charge until Fund shares were offered to the public and are thereafter, being amortized to expense over twelve months on a straight-line basis.

Investment Valuation – Each Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of each Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Funds do not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board (“Fair Value Pricing”). The Board has delegated to its Valuation Committee all Fair Value Pricing determinations, subject to Board approval or ratification of appropriate fair value pricing methodologies, and has delegated to the Fund’s Adviser the responsibility for reviewing market prices and recommending to the Valuation Committee proposed Fair Value Pricing determinations.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before each Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Funds or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of March 31, 2018:

	Small/Mid-Cap Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$274,599,898	$—	$—	$274,599,898
Total	$274,599,898	$—	$—	$274,599,898

	Global Equity Focused Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
India	$377,400	$—	$—	$377,400
Japan	—	856,406	—	856,406
Netherlands	—	713,931	—	713,931
Sweden	—	355,979	—	355,979
Switzerland	—	1,350,758	—	1,350,758
United Kingdom	—	1,030,814	—	1,030,814
United States	6,863,072	—	—	6,863,072
Total	$7,240,472	$4,307,888	$—	$11,548,360

*	All sub-categories within Common Stocks represent an entire Level 1 evaluation status.

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

	International Equity Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,593,147	$—	$2,593,147
Canada	2,073,894	—	—	2,073,894
Denmark	—	3,935,005	—	3,935,005
France	—	5,100,026	—	5,100,026
Germany	—	5,089,843	—	5,089,843
Hong Kong	—	1,164,646	—	1,164,646
India	2,446,632	—	—	2,446,632
Japan	—	11,446,724	—	11,446,724
Netherlands	—	3,567,003	—	3,567,003
Sweden	—	1,982,667	—	1,982,667
Switzerland	—	14,588,884	—	14,588,884
Taiwan	3,085,693	—	—	3,085,693
United Kingdom	—	18,972,006	—	18,972,006
United States	2,515,812	—	—	2,515,812
Total	$10,122,031	$68,439,951	$—	$78,561,982

As of March 31, 2018, the Funds did not hold any Level 3 securities. For the period ended March 31, 2018, there were no transfers among levels. It is the Funds’ policy to recognize transfers between category levels at the end of the period.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal Income Taxes – Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Funds have no uncertain tax positions and has yet to file any income tax returns.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust have approved, and each Fund has adopted, a distribution plan which allows the Funds to pay distribution fees for the sale and distribution of Investor Class shares of each Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the period ended March 31, 2018, distribution fees amounted to $3, $127, and $67 for the Investor Class Shares of the Small/Mid-Cap Growth Fund, Global Equity Focused Fund, and International Equity Fund, respectively. Institutional and Class Z Shares do not pay distribution fees.

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

Shareholder Servicing Fees – The Small/Mid-Cap Growth Fund and International Equity Fund have certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the Fund’s shares. For the period ended March 31, 2018, only the International Equity Fund accrued shareholder servicing fees that amounted to $67 for the Investor Class Shares, $1,930 for the Institutional Class Shares, and $89,374 for the Class Z shares, respectively.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that each Fund concentrates its investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

3. Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Funds’ investment programs and providing day-to-day management services to the Funds. The Small/Mid-Cap Growth Fund, Global Equity Focused Fund, and International Equity Fund will pay the Adviser a monthly fee in arrears that is accrued daily at an annual rate of 0.95%, 0.80% and 0.80% of the average daily net assets of each Fund, respectively. The Small/Mid-Cap Growth Fund’s Advisory fee is scheduled to increase to 1.00% effective February 10, 2021, pursuant to the Advisory Agreement (see Note 11. Reorganization Information). For the period ended March 31, 2018, the Small/Mid-Cap Growth Fund, Global Equity Focused Fund, and International Equity Fund incurred $2,423,210, $62,558, and $292,387 in investment advisory fees, respectively.

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that may be substantially similar to that of the Funds. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Funds. This Participating Affiliate provides services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain officers and Trustees of the Trust are also officers of the Adviser.

4. Expense Limitation Agreement

The Adviser and the Funds have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Funds (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of each Fund and any other expenses, the exclusion of which is specifically set forth in each Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts for the periods set forth below.

In consideration of the Adviser’s agreement to limit each Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause the Fund’s ordinary operating expenses to exceed: (1) the Expense Limitation in effect at the time the expense was paid or absorbed; and (2)

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

the Expense Limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for each Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Class Z	Expense Limitation Agreement Expiration Date
Small/Mid-Cap Growth Fund	1.30%	1.05%	—	October 1, 2020
Global Equity Focused Fund	1.15%	0.90%	—	October 31, 2018
International Equity Fund	1.25%	1.00%	0.80%	December 31, 2018

As of March 31, 2018, expenses in the amounts of $369,616, $579,303, and $313,833 were contractually reimbursed to the Small/Mid-Cap Growth Fund, Global Equity Focused Fund, and International Equity Fund, respectively.

As of March 31, 2018, the Adviser may seek recoupment for previously waived or reimbursed investment advisory fee reductions, subject to the limitations noted above, no later than the dates and amounts as outlined below:

Fund	May 31, 2018	May 31, 2019	May 31, 2020	March 31, 2021
Small/Mid-Cap Growth Fund	$317,860	$398,226	$394,216	$369,616
Global Equity Focused Fund	—	—	—	579,303
International Equity Fund	—	—	—	313,833

5. Organization and Offering Costs

The Funds will bear all expenses incurred in its business and operations. The Adviser paid each Fund’s organizational and initial offering costs and may subsequently recoup these costs from each Fund which were incurred not more than three years prior to the date of recoupment, in accordance with the Expense Limitation Agreement. Each Fund’s organizational costs have been expensed as incurred and are subject to the Expense Limitation Agreement.

Costs incurred in connection with the offering and initial registration of the Global Equity Focused Fund and International Equity Fund have been deferred and are being amortized on a straight-line basis over the first twelve months of the Funds’ operations, which began on the inception day of April 28, 2017 and September 29, 2017, respectively.

Organizational and offering expenses which have been expensed or deferred by the Funds as of March 31, 2018 were as follows:

	Organizational Expenses			Offering Expenses
Fund	Expensed	Deferred	Total	Expensed	Deferred	Total
Global Equity Focused Fund	$132,559	$—	$132,559	$150,797	$13,015	$163,812
International Equity Fund	25,698	—	25,698	51,264	50,985	102,249
Totals	$158,257	$—	$158,257	$202,061	$64,000	$266,061

6. Investment Transactions

Purchases and sales of securities by each the Fund, excluding short-term investments and in-kind contributions, for the period ended March 31, 2018 were as follows:

Fund	Purchases	Sales
Small/Mid-Cap Growth Fund	$95,428,006	$159,889,404
Global Equity Focused Fund	15,254,718	4,476,359
International Equity Fund	5,636,024	1,157,545

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

7. Federal Income Tax Information

As of March 31, 2018 the Small/Mid-Cap Growth Fund, Global Equity Focused Fund and International Equity Fund had $362,931, $0 and $0, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year , are deemed to arise on the first day of each Fund’s next taxable year.

The Small/Mid-Cap Growth Fund utilized $5,783,025 of its capital loss carryforwards during the year ended March 31, 2018.

At March 31, 2018, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Small/Mid-Cap Growth Fund	Global Equity Focused Fund	International Equity Fund
Cost of investments	$196,442,637	$10,811,958	$74,524,374
Gross unrealized appreciation	$83,539,610	$1,046,428	$5,904,690
Gross unrealized depreciation	(5,382,349)	(310,026)	(1,867,082)
Net unrealized appreciation on investments	$78,157,261	$736,402	$4,037,608

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of the components of distributable net earnings (deficit) at March 31, 2018 were as follows:

	Small/Mid-Cap Growth Fund	Global Equity Focused Fund	International Equity Fund
Undistributed Ordinary Income	$—	$104,208	$442,078
Undistributed Long-Term Capital Gains	16,334,582	—	—
Tax accumulated earnings	16,334,582	104,208	442,078
Accumulated Capital and Other Losses	(362,931)	—	—
Unrealized Appreciation	78,157,261	736,402	4,037,608
Foreign currency translations	—	(415)	(600)
Distributable net earnings	$94,128,912	$840,195	$4,479,086

The tax character of distributions paid during the fiscal year ended March 31, 2018 for Small/Mid-Cap Growth Fund, Global Equity Focused Fund and International Equity Fund and during the fiscal years ended May 31, 2017 and May 31, 2016 for Small/Mid-Cap Growth Fund were as follows:

	Small/Mid-Cap Growth Fund			Global Equity Focused Fund	International Equity Fund
	Period Ended March 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Period Ended March 31, 2018	Period Ended March 31, 2018
Ordinary Income	$—	$—	$353,659	$30,657	$—
Long-Term Capital Gain	—	743,317	1,060,976	—	—

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2018, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and accumulated net realized loss as follows:

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Small/Mid-Cap Growth Fund	$(1,333,225)	$1,333,225	$—
Global Equity Focused Fund	(19,231)	19,857	(626)
International Equity Fund	(37,569)	32,185	5,384

8. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience of the Adviser, the Funds expect the risk of loss to be remote.

9. Officers and Trustees

Each Independent Trustee receives an annual retainer of $10,000, and an additional $2,500 for each additional series added to the Trust, and are reimbursed for travel-related expenses. No “interested persons” who serves as Trustee of the Funds received any compensation for their services as Trustee.

10. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2018, Pershing LLC, for the benefit of its customers, owned 39% of the Global Equity Focused Fund. As of March 31, 2018, The Bank of New York Mellon, for the benefit of its customers, owned 94% of the International Equity Fund. As of March 31, 2018, Charles Schwab & Co., Inc., for the benefit of its customers and UBS Financial Services, Inc. owned 31% and 35% of the Small/Mid-Cap Growth Fund, respectively.

Fiera Capital Series Trust Notes to Financial Statements March 31, 2018

11. Reorganization Information

On July 19, 2017, the Trustees considered and approved the proposed Agreement and Plan of Reorganization that provided for the reorganization of the APEXcm Small/Mid-Cap Growth fund into a new series of the Fiera Capital Series Trust, the Fiera Capital Small/Mid-Cap Growth Fund (the “Reorganization”). On July 25, 2017, the Trustees of the APEXcm Small/Mid-Cap Growth approved the proposed Reorganization. This tax-free reorganization was accomplished after the close of business on February 9, 2018 (the “Closing Date”), by exchanging the assets and liabilities of the APEXcm Small/Mid-Cap Growth Fund for Institutional Class shares of the Fiera Capital Small/Mid-Cap Growth Fund. Shareholders holding shares of the APEXcm Small/Mid-Cap Growth Fund (13,585,265 shares) received corresponding Institutional Class shares of the Fiera Capital Small/Mid-Cap Growth Fund in the Reorganization. The APEXcm Small/Mid-Cap Growth Fund’s net assets at that date of $270,687,756 included the following:

Assets:
Investments cost	$204,027,940
Net unrealized appreciation on investments	66,697,228
Dividends and interest receivable	48,422
Prepaid expenses	11,184
Total assets	270,784,774
Liabilities:
Payable to affiliates	67,959
Other liabilities	29,059
Total liabilities	97,018
Total Net Assets:	$270,687,756

Fiera Capital Inc. (“FCI”), the investment adviser, believes that by consolidating all of its fund clients into a single trust, FCI will be better positioned to grow its fund clients’ assets and potentially achieve greater economies of scale for fund shareholders. In this connection, by operating under a single proprietary trust, FCI believes it will be better positioned to market and brand its mutual fund business under a single trust complex.

12. Regulatory Updates

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduce new regulatory reporting forms for investment companies; Form N-PORT and Form N-CEN. The compliance date for Form N-PORT and Form N-CEN is June 1, 2018 and compliance should be based on the reporting period-end date. In 2017, the SEC delayed the compliance dates with respect to Form N-PORT such that larger fund groups (investment companies that have net assets of $1 billion or more) that previously would have been required to submit their first reports on Form N-PORT on EDGAR no later than July 30, 2018 (for the period ending June 30, 2018) will now be required to submit their first reports on EDGAR no later than April 30, 2019 (for the period ending March 31, 2019).

In addition, smaller fund groups (investment company complexes that have less than $1 billion in net assets as of their fiscal year-end) will now submit their first reports on Form N-PORT by April 30, 2020 (for the period ending March 31, 2020).

13. Subsequent Events

Management of the Funds has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Fiera Capital Series Trust Results of the Special Meeting of Shareholders (Unaudited) March 31, 2018

A special meeting of shareholders (the “Meeting”) of APEXcm Small/Mid-Cap Growth Fund was held on December 12, 2017. The matters voted on by the shareholders of record as of August 22, 2017 and the results of the vote at the shareholder meetings held December 12, 2017 are as follows:

To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Existing Fund, and Fiera Capital Series Trust (“FCST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Fiera Capital Small/Mid-Cap Growth Fund (the “New Fund”), a new series of FCST, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for Institutional Class shares of the New Fund, as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

	Affirmative	Against	Abstain
APEXcm Small/Mid-Cap Growth Fund	7,501,951	23,387	772,368

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fiera Capital Series Trust, comprising Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital Global Equity Focused Fund and Fiera Capital International Equity Fund, (collectively, the “Funds”), including the schedule of investments, as of March 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting Fiera Capital Series Trust as of March 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Fiera Capital Series Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Fiera Capital International Equity Fund	For the period from September 29, 2017 (inception date) through March 31, 2018
Fiera Capital Small/Mid-Cap Growth Fund	For the period from June 1, 2017 through March 31, 2018.
Fiera Capital Global Equity Focused Fund	For the period from April 28, 2017 (inception date) through March 31, 2018

The statement of operations for the year ended May 31, 2017, the statement of changes in net assets for the years ended May 31, 2017 and 2016, and the financial highlights for the years ended May 31, 2017, 2016, 2015 and 2014 and for the period from June 29, 2012 (inception date) through May 31, 2013 of the Fiera Capital Small/Mid-Cap Growth Fund were audited by other auditors whose report, dated July 27, 2017, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/Deloitte & Touche LLP

Milwaukee, Wisconsin
May 29, 2018

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Series Trust Expense Example March 31, 2018 (Unaudited)

For the period ended March 31, 2018

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 31, 2018 (10/1/17 – 3/31/18).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Fiera Capital Series Trust Expense Example March 31, 2018 (Unaudited)

	Investor				Institutional
Fund	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses paid During Period 10/1/17- 3/31/18	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio (1)	Expenses paid During Period 10/1/17- 3/31/18 (1)
Small/Mid-Cap Growth Fund
Actual	$1,000.00	$1,039.70	1.30%(2)	$1.71(2)	$1,000.00	$1,133.60	1.05%	$5.59
Hypothetical (5% return before expenses)	1,000.00	1,018.52	1.30(3)	6.54(3)	1,000.00	1,019.80	1.05	5.29
Global Equity Focused Fund
Actual	1,000.00	1,066.30	1.15(1)	5.92(1)	1,000.00	1,067.00	0.90	4.64
Hypothetical (5% return before expenses)	1,000.00	1,019.30	1.15(1)	5.79(1)	1,000.00	1,020.50	0.90	4.53
International Equity Fund
Actual	1,000.00	1,024.00	1.25(1)	6.26(1)	1,000.00	1,025.00	1.00	5.05
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.25(1)	6.24(1)	1,000.00	1,020.00	1.00	5.04

					Class Z
International Equity Fund
Actual					1,000.00	1,026.00	0.80	4.04
Hypothetical (5% return before expenses)					1,000.00	1,021.00	0.80	4.03

(1)

Expenses are equal to the Fund’s annualized expense ratio for the period October 1, 2017 through March 31, 2018, multiplied by the average account value over the period and multiplied by 182/365 (to reflect the one-half year period).

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period February 12, 2018 (inception date) through March 31, 2018, multiplied by the average account value over the period and multiplied by 47/365 (to reflect the one-half year period).

(3)

Expenses are equal to the Fund’s annualized expense ratio for the period February 12, 2018 (inception date) through March 31, 2018, multiplied by the average account value over the period and multiplied by 182/365 (to reflect the one-half year period).

Fiera Capital Series Trust Additional Information March 31, 2018 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 79 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chair of the audit committee of MVC Capital, Inc., and as director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.). Mr. Hellerman was previously a director of Brantley Capital Corporation, Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.)

			4	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 55 Trustee	Indefinite/ Since Inception	Mr. Mirabile has served as an Industry Consultant for KPMG University since December 2012. He previously served as Chief Operating Officer and member of the Investment Committee of Larch Lane Advisors (2008-2011) (asset management).	4	None
Stephen McGuinness, 57 Trustee	Indefinite/ Since Inception	Mr. McGuinness previously served as VP Global & Finance Operations for Twitter (May 2015 to August 2015). He previously served as Senior Managing Director of SVP Global (August 2012 to August 2014) (asset management).	4	None

Fiera Capital Series Trust Additional Information March 31, 2018 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Interested Trustee*
Michael Kalbfleisch, 58 Interested Trustee, Chairman	Indefinite/ Since Inception	Mr. Kalbfleisch currently serves as Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present). He previously served as Vice President of APEXcm Small/Mid-Cap Growth Fund (2012 to May 2017) and served as Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016).	4	None
Officers Who are Not Trustees
Benjamin Thompson, 48 Chief Executive Officer	Indefinite/ Since Inception

Mr. Thompson currently serves as President and Chief Executive Officer of Fiera Capital Inc. (November 2015 to present). He previously served as Managing Principal and Chief Executive Officer at Samson Capital Advisors (June 2004 to October 2015).

			N/A	N/A
Pierre Blanchette, 51 Chief Financial Officer	Indefinite/ Since Inception	Mr. Blanchette currently serves as Executive Vice President and Head of Finance at Fiera Capital Inc. (September 2016 to present).	N/A	N/A
Stephen McShea, 45 Chief Compliance Officer	Indefinite/ Since Inception

Mr. McShea currently serves as General Counsel Fiera Capital Inc. He previously served as General Counsel and Chief Compliance Officer at Larch Lane Advisors (June 2009 to February 2015) (asset management).

			N/A	N/A

*	Trustee who is an “interested person” (as defined by the 1940 Act) of the Funds because of his affiliation with the Adviser and its affiliates.

**

The Trustees serve on the Board of Trustees for terms of indefinite duration. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-855-771-7119.

Proxy Voting – For a description of the policies and procedures that each Fund use to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1.855.771.7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 1.855.771.7119 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Fiera Capital Series Trust Additional Information March 31, 2018 (Unaudited)

Disclosure of Portfolio Holdings – Each Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at https://www.sec.gov. Each Fund’s Form N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Change in Accountant – At a meeting held on September 13, 2017 (the September Meeting), the Board of Trustees of the Trust, upon recommendation of the Audit Committee, approved the appointment of Deloitte & Touche LLP (Deloitte) as the independent registered public accounting firm for Fiera Capital Global Equity Focused Fund (the Fund), a series of the Trust, succeeding EisnerAmper LLP (EisnerAmper), another independent registered public accounting firm, as the auditor of the Fund. The Fund did not consult with Deloitte prior to the September Meeting.

EisnerAmper’s report on the seed capital financial statement of the Fund for the period from December 8, 2016 (inception) through April 18, 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the current fiscal year and for the seed capital financial statement audit, there were no: (1) disagreements between the Fund and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EisnerAmper’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Tax Information

Corporate Dividends Received Deduction – For the year ended March 31, 2018, the Small/Mid-Cap Growth Fund, Global Equity Focused Fund and International Equity Fund, respectively, had 0%, 52.36% and 0% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income – For the year ended March 31, 2018, the Small/Mid-Cap Growth Fund, Global Equity Focused Fund and International Equity Fund, respectively, had 0%, 100% and 0% of dividends paid from net investment income, designated as qualified dividend income.

Fiera Capital Series Trust Approval of Investment Advisory Agreement March 31, 2018 (Unaudited)

At a meeting held in person on September 13, 2017, the Board of Trustees of Fiera Capital International Equity Fund and Fiera Capital Small/Mid-Cap Growth Fund (the “Board”) approved the investment advisory agreements (the “Advisory Agreements”) between Fiera Capital Series Trust (the “Trust”), a Delaware statutory trust, on behalf of Fiera Capital International Equity Fund (the “International Fund”) and Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”), respectively, (the “Funds”), each a series of the Trust, and Fiera Capital Inc., a Delaware corporation (the “Adviser”), for an initial two-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Funds (the “Independent Trustees”), separately voted to approve each Advisory Agreement.

In considering whether to approve the Advisory Agreements, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services proposed to be provided to the Funds by the Adviser; (ii) (a) with respect to International Fund, the investment performance of the Adviser for another investment account managed by the Adviser with an investment program that is substantially similar to that of the International Fund, including comparative performance information and (b) with respect to SMID Fund, the investment performance of APEXcm Small/Mid-Cap Growth Fund (the “Apex Fund”), which was managed by the Adviser and expected to be reorganized with and into the SMID Fund pursuant to an Agreement and Plan of Reorganization that had previously been approved by the Board; and (iii) the proposed fees and expenses of the Funds, including comparative expense information, (iv) information on the estimated profitability of the Adviser and its affiliates, taking into account their cost of providing services, (v) economies of scale and (v) other potential benefits to the Adviser from its relationship with the Funds. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Proposed to be Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services proposed to be provided to the Funds. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted the Adviser’s significant assets under management. The Trustees noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and the resources, including personnel (subject to the oversight and supervision of the Adviser) it provides the Adviser as a “participating affiliate.” The Trustees also took into account the Adviser’s representation that its current financial condition enables it to provide quality services to the Funds. The Board also discussed the acceptability of the terms of each Advisory Agreement, including the relatively broad scope of services required to be performed by the Adviser under each agreement. They also noted the wide array of legal and compliance services provided to the Funds. The Board also noted that the Adviser would be providing, at its own expense, facilities necessary for the operation of the Funds and it would make personnel available to serve as the senior officers of the Funds, including the Chief Executive Officer and the Chief Financial Officer, as well as the Chief Compliance Officer. In connection with the proposed investment advisory services to be provided to the Funds, the Board discussed, in detail, with representatives of the Adviser the proposed management of the Funds’ investments in accordance with each Fund’s stated investment objective and policies. The Trustees observed (a) with respect to International Fund, the Fund portfolio manager’s years of experience employing the Fund’s investment strategy and the team that will assist him in this regard; and (b) with respect to SMID Fund, that the Adviser already manages the Fund’s predecessor, the Apex Fund. The Board found it was reasonable to expect that each Fund would receive the services required from the Adviser under the respective Advisory Agreement and that these services should be of high quality.

(b) Investment Performance of the Funds and Adviser

In connection with the evaluation of the services proposed to be provided by the Adviser, the Trustees reviewed: (a) with respect to International Fund, the performance of a strategy composite composed of other accounts managed by the Adviser using the international equity strategy, compared to the performance of certain benchmarks, noting the relatively strong performance of the Adviser’s international equity strategy; and (b) with respect to SMID Fund, the Board reviewed the performance of the Apex Fund, the SMID Fund’s predecessor and the accounting survivor in the aforementioned reorganization, compared to the performance of a relevant benchmark, noting the Apex Fund’s solid absolute return, though Apex Fund slightly underperformed the benchmark for some periods.

(c) Cost of the Services Proposed to be Provided and Profits Realized by the Adviser from its Relationship with the Funds

The Trustees reviewed the cost of services proposed to be provided by the Adviser and the fees paid under the Advisory Agreements. The Board noted that under the Advisory Agreements, the International Fund would pay the Adviser a fixed annual management fee of 0.80% and the SMID Fund would pay the Adviser a fixed annual management fee of 0.95%. With respect to the SMID Fund, it was observed that the proposed fee was lower than the 1.00% advisory fee rate that was being paid by its accounting and performance predecessor.

Fiera Capital Series Trust Approval of Investment Advisory Agreement March 31, 2018 (Unaudited)

The Trustees also considered information showing a comparison of the proposed advisory fees and expense ratios of the Funds compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser which employ investment strategies similar to that of the Funds. The Trustees noted that the proposed fees approximated those of the other similar mutual funds, and, with respect to SMID Fund, were within the range of fees of other funds (and separately managed accounts) advised by the Adviser and which employ an investment strategy similar to that of the SMID Fund, and with respect to International Fund, were slightly higher than the highest fee charged to the similar funds advised by the Adviser. The Trustees also observed the effect of the proposed expense limitations agreed to by the Adviser on each Fund’s expense ratio. Based on its review, the Board concluded that the level of the proposed management fee for each Fund was fair and reasonable in light of the extent and quality of services proposed to be provided to each Fund.

In reaching this conclusion, the Trustees also considered the estimated profitability to be realized by the Adviser and its affiliates from the relationship with the Funds. The Trustees observed that estimated profitability levels from the Funds based on various potential asset levels appeared reasonable, particularly in light of the losses currently being absorbed by the Adviser from its service to the Trust overall.

(d) Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Funds. The Board concluded that the Funds would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the proposed fees under each Advisory Agreement to be fair and reasonable in light of the services to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the Advisory Agreements for each Fund for an initial two-year period.

Fiera Capital Series Trust Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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Board of Trustees

Gerald Hellerman
Kevin Mirabile
Stephen McGuiness
Michael Kalbfleisch

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Each Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Deloitte & Touche LLP during the fiscal year 2018 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2018	$57,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2018	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Deloitte & Touche LLP.

Fiscal year ended March 31, 2018	$19,500

(d) All Other Fees.

Fiscal year ended March 31, 2018	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the fiscal year ended March 31, 2018, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	June 5, 2018

By	/s/ Pierre Blanchette
Title	Pierre Blanchette, Principal Financial Officer

Date	June 5, 2018